Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Investors Capital Holdings, Ltd.:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Investors Capital Holdings, Ltd. pertaining to the Investors Capital Holdings, Ltd. 2005 Equity Incentive Plan, of our report dated May 15, 2003 with respect to the 2003 consolidated financial statements included in this Form 10-K for the year ended March 31, 2005.




                                       SHATSWELL, MacLEOD & COMPANY, P.C.


West Peabody, Massachusetts
June 8, 2006

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